ENDORSEMENT OF NOTE RECEIVABLES	12 Months Ended
Jun. 30, 2014
Endorsement Of Note Receivables [Abstract]
Endorsement Of Note Receivables [Text Block]
NOTE 27 -	ENDORSEMENT OF NOTE RECEIVABLES

The Company endorsed bank acceptance bills to its suppliers as a way of settling accounts payable. The total endorsed but not yet due bank acceptance bills amounted to $19,818,431 and $43,420,641 as at June 30, 2013 and 2014, respectively. The endorsement of bank acceptance bills qualify as deemed sales of financial assets according to ASC 860, Transfer and Servicing (“ASC 860”) because the bank acceptance bills have been isolated from the Company upon transfer, the transferee of the bank acceptance bills have the rights to pledge or exchange, and the Company has no control over the bank acceptance bills upon endorsement. As a result, bank acceptance bills are derecognized at the time of endorsement.